                                                                   EXHIBIT 10.14


Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


VIGNETTE                                                                  DIRECT
                                                                          ------
                                                         Introductory Price List
                                                January 1, 1997 - March 31, 1997

________________________________________________________________________________

StoryServer

                         Q2 Volume Purchase Agreement


Terms of Agreement:

 .    Tribune Interactive Inc. (TII) agrees to a one-time commitment of *****
     for unlimited software licenses chosen from Exhibit A.

 .    Vignette will allow web sites wholly owned and operated by Tribune Company to deploy any combination of designated licenses to ***** number of users & domains for a period of ***** from the agreement date. Also, Vignette will provide Product Updates and Support as described in Exhibit A.

 .    TII agrees to pay annual maintenance fees, for updates and upgrades, at
     ***** of Software List price (as licenses are deployed).

 .    TII agrees to provide Vignette with an accounting of software deployed on a quarterly basis. TII will not be required to account for the domain names where the software is deployed.

 .    Agreement execution date to take effect before June 30, 1997.


                                  Exhibit A:

------------------------------------------------------------------------------------------------------------------
CATEGORY         PART NUMBER              DESCRIPTION                               LIST PRICE        TOTAL PRICE
------------------------------------------------------------------------------------------------------------------
   Engine        SS-ENGINE-C              License allows one Web server             *****
                                          configured for StoryServer.
                                          Package includes licensing for
                                          five (5) Authors.  (Live Server)

                 SS-ENGINE-R              License allows for each                   *****
                                          additional copy of StoryServer.
                                          Does not include licensing for
                                          additional authors.
                                          (Development Server)

   Developer     SS-DEVELOPER-10          License gives ten (10)                    *****
   Licenses                               concurrent users access to
                                          StoryServer's Template
                                          interface.

                 SS-DEVELOPER-5           License allows access to                  *****
                                          StoryServer's Template User
                                          Interface for five (5)
                                          concurrent users.

   Author        SS-AUTHOR-UL             License allows access to                  *****
   Licenses                               StoryServer's Content Entry
                                          Interface for Unlimited
                                          concurrent

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                          users.

  Product Updates  SS-UPDATE-RP           The annual maintenance provides
                                          automatic updates, upgrades,
                                          and patches at no additional
                                          charge.  (***** of the purchase
                                          price)

  Support          SS-PS-T1               Telephone Support:  Includes
                                          telephone-based technical
                                          support for ***** registered
                                          user for ***** from date
                                          of purchase.  Also includes
                                          after-hours emergency
                                          telephone-based technical
                                          support for ***** from
                                          date of purchase.  Also
                                          includes Electronic Support.

--------------------------------------------------------------------------------
  TOTAL
                          Volume Purchase Commitment                   *****
                                Less previous software investments:    *****
                                                                      --------
                          Total Tribune Interactive commitment         *****


  VIGNETTE                               TRIBUNE INTERACTIVE INC.
  Signature: /s/ Janice Ryan             Signature: /s/ [ILLEGIBLE SIGNATURE]
             --------------------------             --------------------------
  Title:     VP SALES                    Title:     VP
             --------------------------             --------------------------
  Date:                                  Date:      6/9/97
             --------------------------             --------------------------

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                            fax:  (512) 502-0280